Divestiture	12 Months Ended
Mar. 31, 2022
Text Block [Abstract]
Divestitures
31.	Divestiture
Transfer of certain operations of Game Show Network, LLC
On December 6, 2021, Sony completed the transfer of GSN Games, a division of Game Show Network, LLC, a wholly-owned subsidiary in the Pictures segment, to Scopely, Inc. (“Scopely”). The consideration for the transaction was 115,054 million yen (1,011 million U.S. dollars), of which Sony received 58,131 million yen (511 million U.S. dollars) in cash and 56,923 million yen (500 million U.S. dollars) in preferred stock of Scopely.
This preferred stock is measured at fair value as an equity instrument and subsequent changes in the fair value will be recognized in other comprehensive income. As a result of the completion of this transfer, Sony recognized a gain of 70,020 million yen (615 million U.S. dollars) within other operating (income) expense, net in the consolidated statements of income for the fiscal year ended March 31, 2022.